UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2012

MITEK SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35231	87-0418827
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification number)

8911 Balboa Ave., Suite B, San Diego, California 92123

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 309-1700

N/A

(Former name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2012, Mr. William Tudor notified Mitek Systems, Inc. (the “Company”) that, for personal reasons not involving any disagreement relating to the Company’s operations, policies or practices, he was resigning from the board of directors of the Company (the “Board”), effective immediately. Effective October 8, 2012, Mr. Tudor was appointed to the Company’s Advisory Board (the “Advisory Board”).

Effective October 8, 2012, Mr. Bruce Hansen was appointed to the Board to fill the vacancy created by Mr. Tudor’s resignation. Concurrently with his appointment to the Board, Mr. Hansen was also appointed to the Company’s Audit Committee and Compensation Committee. Mr. Hansen previously served as a member of the Advisory Board. Mr. Hansen is the co-founder and former chairman and chief executive officer of ID Analytics and has significant experience in the analytics industry.

In connection with his appointment to the Board, Mr. Hansen was granted restricted stock units to acquire 50,000 shares of Company common stock which vest monthly over a five year period from the date of grant, subject to acceleration upon a change of control of the Company.

As a non-employee director, Mr. Hansen will be entitled to receive the Company’s standard fees for attendance at meetings of the Board and the Audit Committee and Compensation Committee of the Board, as disclosed under “Information Regarding the Board of Directors and Corporate Governance—Non-Employee Director Compensation” in the Company’s 2012 Annual Meeting of Stockholders Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 18, 2012.

The Company intends to enter into its standard form of indemnification agreement with Mr. Hansen, which was filed as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on March 1, 2011 and is incorporated by reference herein.

Item 8.01. Other Events.

On October 9, 2012, the Company issued a press release announcing the foregoing changes to the Board and the Company’s recent appointment of Mr. Tudor, Jane Thompson and Jim Hale to the Advisory Board. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued on October 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitek Systems, Inc.

By:	/s/ Russell C. Clark
Russell C. Clark
Chief Financial Officer

Date: October 9, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on October 9, 2012.